Exhibit 10.3

AMENDMENT ONE TO

COMMERCIAL LINES CUT-THROUGH
QUOTA SHARE REINSURANCE AGREEMENT

BY AND AMONG
TOWER INSURANCE COMPANY OF NEW YORK,
CASTLE POINT NATIONAL INSURANCE COMPANY,
TOWER NATIONAL INSURANCE COMPANY,
HERMITAGE INSURANCE COMPANY,
CASTLE POINT FLORIDA INSURANCE COMPANY,
KODIAK INSURANCE COMPANY,
NORTH EAST INSURANCE COMPANY,
YORK INSURANCE COMPANY OF MAINE,
MASSACHUSETTS HOMELAND INSURANCE COMPANY,
PRESERVER INSURANCE COMPANY
AND
CASTLE POINT INSURANCE COMPANY,
as Ceding Companies,
AND
TECHNOLOGY INSURANCE COMPANY, INC.,

as Reinsurer

AMENDMENT ONE TO
COMMERCIAL LINES CUT-THROUGH
QUOTA SHARE REINSURANCE AGREEMENT

THIS AMENDMENT ONE TO THE COMMERCIAL LINES CUT-THROUGH QUOTA SHARE REINSURANCE AGREEMENT (this “Agreement”) is entered into as of March 20, 2014 by and among TOWER INSURANCE COMPANY OF NEW YORK, an insurance company organized under the laws of New York, CASTLE POINT NATIONAL INSURANCE COMPANY, an insurance company organized under the laws of Illinois, TOWER NATIONAL INSURANCE COMPANY, an insurance company organized under the laws of Massachusetts, HERMITAGE INSURANCE COMPANY, an insurance company organized under the laws of New York, CASTLE POINT FLORIDA INSURANCE COMPANY, an insurance company organized under the laws of Florida, KODIAK INSURANCE COMPANY, an insurance company organized under the laws of New Jersey, NORTH EAST INSURANCE COMPANY, an insurance company organized under the laws of Maine, YORK INSURANCE COMPANY OF MAINE, an insurance company organized under the laws of Maine, MASSACHUSETTS HOMELAND INSURANCE COMPANY, an insurance company organized under the laws of Massachusetts, PRESERVER INSURANCE COMPANY, an insurance company organized under the laws of New Jersey, and CASTLE POINT INSURANCE COMPANY, an insurance company organized under the laws of New York (the “Ceding Companies” and, each a “Ceding Company”), and TECHNOLOGY INSURANCE COMPANY, INC., an insurance company organized under the laws of New Hampshire (the “Reinsurer”) (collectively, the “Parties”).
WHEREAS, the Parties hereby wish to amend this Agreement to adjust the Ceding Commission for Subject Policies with effective dates on or after January 1, 2014, the Parties agree as follows:

1.	The definition of “Commission Percentage” in Section 1.1 of this Agreement is hereby deleted in its entirety and replaced with the following:
“Commission Percentage” means twenty percent (20%) with respect to Premiums for Existing Contracts and twenty-two percent (22%) with respect to Premiums for Subject Policies with effective dates on or after January 1, 2014. In the event the Merger Agreement is terminated by ACP Re other than for a material breach of the Merger Agreement by Tower, the Commission Percentage for Premiums for Subject Policies shall increase to twenty-five percent (25%), with any increase in the Commission Percentage taking effect as to Ceding Commissions with respect to Premiums written on or after such termination.

2.	All other terms and conditions remain in effect.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first written above.

CEDING COMPANIES:

TOWER INSURANCE COMPANY OF NEW YORK

By /s/ Elliot Orol

Title SVP

CASTLE POINT NATIONAL INSURANCE COMPANY

By /s/ Elliot Orol

Title SVP

TOWER NATIONAL INSURANCE COMPANY

By /s/ Elliot Orol

Title SVP

HERMITAGE INSURANCE COMPANY

By /s/ Elliot Orol

Title SVP

CASTLE POINT FLORIDA INSURANCE COMPANY

By /s/ Elliot Orol

Title SVP

KODIAK INSURANCE COMPANY

By /s/ Elliot Orol

Title SVP

NORTH EAST INSURANCE COMPANY

By /s/ Elliot Orol

Title SVP

YORK INSURANCE COMPANY OF MAINE,

By /s/ Elliot Orol

Title SVP

MASSACHUSETTS HOMELAND INSURANCE COMPANY,

By /s/ Elliot Orol

Title SVP

PRESERVER INSURANCE COMPANY

By /s/ Elliot Orol

Title SVP

CASTLE POINT INSURANCE COMPANY,

By /s/ Elliot Orol

Title SVP

REINSURER:

TECHNOLOGY INSURANCE COMPANY, INC.

By /s/ Stephen Ungar

Title Secretary